Municipal
                                   High Income
                                    Fund Inc.


                                                                 Quarterly
                                                                    Report



                                                                   January
                                                                  31, 1997

===================================[CLIP ART]===================================

                         Municipal High Income Fund Inc.

Dear Shareholder:

     We are pleased to provide you with the first quarter report for the Municipal High Income Fund, Inc. for the period ended January 31, 1997. Over the three-month period covering this report, the Fund paid dividends totaling $0.16 per share. In December 1996, the Fund's monthly dividend was increased from $0.051 per share to $0.052 per share. The table below shows the annualized distribution rates and three-month total returns based on the Fund's January 31, 1997 net asset value (NAV) per share and its New York Stock Exchange (NYSE) closing price.

                Price                Annualized             Three Month
              Per Share           Distribution Rate        Total Return
               -------               -----------             --------
             $9.56 (NAV)                6.53%                  1.99%
             $9.50 (NYSE)               6.57%                  7.32%

     The Fund's three month total return on NAV of 1.99% compares favorably to the average total return of 1.67% posted by closed-end, high yield municipal bond funds for the same period, as reported by Lipper Analytical Services Inc., an independent fund tracking organization.

     We are pleased to mention that the Municipal High Income Fund was featured in Business Week's February 17, 1997 issue. While past performance is not a guarantee of future results, your Fund, along with 16 other closed-end funds, earned three upward-pointing arrows, the highest rating for its three-year risk-adjusted total return*. The ratings are based on data provided by Morningstar Inc., a major fund tracking organization.

Market and Economic Overview

     The fixed income markets began to rally in the fourth quarter of 1996, with strong performance gains by investment grade and U.S. Treasury bonds. An apparent slowdown in U.S. economic growth at the onset of the fourth quarter of 1996, combined with favorable inflation data, helped to bolster the fixed income markets. The bond market rally was also fueled by the Federal Reserve Board's decision to remain on the sidelines and not raise interest rates. However, during early December, several factors prevented interest rates from declining further, with a modest upturn in rates occurring in January of 1997. For example, Federal Reserve Chairman Alan Greenspan's comments about "irrational exuberance" in the financial markets caused a widespread but temporary sell-off in both the equity and bond markets. In addition, conflicting reports of weakness in the retail sector and stronger-than-expected growth in the manufacturing and construction sectors in the past several weeks have caused interest rates to gyrate up and down with increased price volatility in the bond markets.


----------
* 1994-96 pretax return based on appreciation of net asset value plus reinvestment of dividends and capital gains. Ratings are based on three-year risk-adjusted performance of the fund's portfolio. A rating is calculated by subtracting a fund's risk-of-loss factor from total return.


                                       1
================================================================================

===================================[CLIP ART]===================================

     Within the municipal bond market, the major factor that had shaped the market throughout 1996 - the fear of tax reform-subsided once the November Presidential election was concluded. Looking ahead into 1997, we believe that any future tax reform will be modest, and will have little or no effect on the relative investment merits of municipal bonds. Another factor that continues to cause investors to place their assets elsewhere is the continuing powerful surge in the U.S. stock market. With the stock market posting its second straight year of impressive returns, investors have, in our view, temporarily turned away from fixed income securities, particularly municipal bonds, in the hopes of participating in the high-return potential of the U.S. stock market as opposed to the seemingly modest yields currently offered by municipal bonds. However, we believe that investors will soon realize the need to rebalance their portfolios and should begin to refocus on municipal bonds.

Fund's Investment Strategy

     The Municipal High Income Fund's investment objective is to provide high levels of tax-exempt current income. In line with this objective, the Fund continues to focus on higher-coupon bonds in order to maintain an attractive level of dividend income. Over the past quarter, we did not increase our cash levels when there were fears over the Fed raising interest rates. Instead, we viewed these "blips" in the market as buying opportunities and stayed invested in the long end of the yield curve. In addition, as opportunities in the market arose, we began to extend the call protection of the Fund's portfolio.

     The Municipal High Income Fund has remained highly diversified among a number of sectors that we believe offer high yield potential, as well as price stability during periods of increased volatility. While we tend to emphasize higher-yielding issues such as healthcare and industrial development revenue bonds, we have also increased our focus on housing bonds for several reasons. First, the current level of interest rates reduces prepayment call risk; second, we believe the spreads earned on these issues are relatively attractive; and finally, we believe these issues have limited credit risk.

     As of January 31, 1997 the majority of the Fund's assets were allocated among the following sectors: Industrial development revenue bonds (25.3%), pollution control revenue bonds (15.7%), hospital bonds (10.2%), and utility bonds (8.7%). The Fund's average weighted maturity as of January 31, 1997, was approximately 22 years. As long as interest rates remain at their current levels, we will maintain the Fund's current average maturity.

Municipal Bond Market Outlook

     The U.S. economy turned in a strong performance during the fourth quarter of 1996, there are few signs that the economy is overheating and generating upward pressure on inflation. As a result, we believe the Fed will hold short-term interest rates steady for the foreseeable future and our outlook for the bond market as a whole remains positive. In our view, steady Fed policy as


                                       2
================================================================================

===================================[CLIP ART]===================================

well as the proposed reduction in the capital gains tax by Congress and adjustments to the Consumer Price Index should lead to a more positive view toward the fixed income markets. There could be some pressure on interest rates as the end of March approaches, which is the end of the Japanese fiscal year. There are growing concerns over whether or not the Japanese will begin to liquidate their investments in U.S. Treasury securities; the Japanese are the largest foreign holders of U.S. Treasuries and, in our view, the risk of them taking their money out of the U.S. market seems unlikely.

     In closing, thank you for investing in the Municipal High Income Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                     /s/ Lawrence T. McDermott

Heath B. McLendon                         Lawrence T. McDermott
Chairman and                              Vice President and
Chief Executive Officer                   Investment Officer

February 21, 1997


                                       3
================================================================================

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                         Schedule of Investments
                                                    January 31, 1997 (unaudited)

==========================================================================================
   FACE
  AMOUNT   RATING                SECURITY                                          VALUE
==========================================================================================
Alabama -- 3.8%
$  405,000  Aa1*   Alabama HFA, Single-Family Mortgage Revenue,
                     10.500% due 12/1/02 ................................... $    428,288
 1,000,000  BBB-   Alabama State IDA, Solid Waste Disposal, 6.450%
                     due 12/1/23 (a) .......................................      997,500
 4,000,000  BBB-   Butler, AL IDR, Waste Disposal, 8.000% due 9/1/28 (a) ...    4,495,000
 1,000,000  BBB-   Mobile, AL IDR, 6.950% due 1/1/20 .......................    1,050,000
                                                                             ------------
                                                                                6,970,788
                                                                             ------------
Arizona -- 1.9%
                   Gila County, AZ IDA, PCR, ASARCO Inc., Series 1987:
 2,700,000  BBB      8.900% due 7/1/06 .....................................    2,822,013
   600,000  Baa2*    8.900% due 7/1/06 .....................................      627,420
                                                                             ------------
                                                                                3,449,433
                                                                             ------------
California -- 2.3%
 2,000,000  NR     Los Angeles County, CA Regional Airport Authority,
                     Continental Airlines, Inc., 9.000% due 8/1/17 (a) .....    2,145,000
 2,000,000  BBB-   Sacramento, CA Cogeneration Authority, Electric Revenue,
                     6.500% due 7/1/14 .....................................    2,077,500
                                                                             ------------
                                                                                4,222,500
                                                                             ------------
Colorado -- 3.1%
 2,000,000  NR     Colorado Health Facilities Authority Revenue,
                     (Beth Israel at Shalom Park Project),
                     7.250% due 12/15/25 ...................................    2,042,500
                   Denver, CO Airport, Series A:
 1,650,000  BBB      8.500% due 11/15/23 (a) ...............................    1,891,313
 1,600,000  BBB      8.000% due 11/15/25 (a) ...............................    1,804,000
                                                                             ------------
                                                                                5,737,813
                                                                             ------------
Connecticut -- 0.8%
 1,500,000  NR     Connecticut State Development Authority, Health Care
                     Revenue, Series B, 8.000% due 7/1/17 ..................    1,573,125
                                                                             ------------
Florida -- 3.9%
   930,000  NR     Homestead, FL IDR, (Project A), 7.950% due 11/1/18 ......      947,438
 2,035,000  NR     Jacksonville, FL Health Facilities Authority Revenue,
                     9.125% due 10/15/19 ...................................    2,101,137
 2,000,000  BBB-   Martin County, FL IDR, (Indiantown Cogeneration Project
                     A), 7.875% due 12/15/25 (a) ...........................    2,300,000
   950,000  BBB    Palm Beach County, FL Health Facilities Authority, Insured
                     Hospital Revenue,  JFK Medical Care, (Pre-Refunded ---
                     Escrowed with U.S. Government Securities to
                     12/1/98 Call @ 102), 8.875% due 12/1/18 (b) ...........    1,048,562

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                    January 31, 1997 (unaudited)

==========================================================================================
   FACE
  AMOUNT   RATING                SECURITY                                          VALUE
==========================================================================================
Florida -- 3.9% (continued)
$  650,000  NR     Tampa, FL (Aquarium Inc. Revenue Project),
                     (Pre-Refunded -- Escrowed with U.S. Government
                     Securities to 5/1/02 Call @ 102), 7.750% due
                     5/1/27 (b) ............................................ $    753,188
                                                                             ------------
                                                                                7,150,325
                                                                             ------------
Georgia -- 0.6%
 1,000,000  NR     Walton County, GA IDA, (Walton Project), 8.500% due
                     9/1/07 ................................................    1,062,500
                                                                             ------------
Illinois -- 7.0%
 2,900,000  Baa2*  Chicago, IL O'Hare International Airport, Special
                     Facilities Revenue Bonds, United Airlines, Series
                     B, 8.950% due 5/1/18 (a)...............................    3,277,000
 1,700,000  Baa*   Chicago, IL Skyway Toll Bridge (Pre-Refunded --
                     Escrowed with U.S. Government Securities to
                     1/1/04 Call @ 102), 6.750% due
                     1/1/17.................................................    1,916,750
 2,500,000  BB-    East Chicago, IL IDA Revenue, (Inland Steel Company
                     Project 10), 6.800% due 6/1/13.........................    2,550,000
 1,750,000  NR     Hanover Park, IL First Mortgage, (Windsor Manor
                     Project), 9.250% due
                     12/1/07................................................    1,831,883
 1,500,000  A+     Illinois Housing Development Authority, Series 5,
                     6.750% due 9/1/23......................................    1,576,875
   755,000  NR     Loves Park, IL First Mortgage Revenue, (Hoosier
                     Care Project), Series A, 9.750% due
                     8/1/19.................................................      801,243
   980,000  NR     Sterling, IL First Mortgage Revenue, (Hoosier Care
                     Project), Series A, 9.750% due
                     8/1/19.................................................    1,043,700
                                                                             ------------
                                                                               12,997,451
                                                                             ------------
Indiana -- 4.2%
 2,000,000  BBB-   Indiana State Environmental Development Finance
                     Authority, (USX Corp. Project), 6.250% due
                     7/15/30................................................    1,992,500
 1,000,000  Ba3*   Indiana State IDA Finance Authority, PCR, (Inland
                     Steel Company Project No. 13), 7.250% due 11/1/11(a)       1,046,250
 4,750,000  Baa2*  Indianapolis, IN Indianapolis Airport Authority,
                     6.500% due 11/15/31 (a)(c).............................    4,809,375
                                                                             ------------
                                                                                7,848,125
                                                                             ------------
Kentucky -- 2.2%
 1,320,000  A1*    Jefferson County, KY Health Facilities Authority,
                     Dates Beverly Enterprises, 10.125% due 5/1/08..........    1,437,150
 1,500,000  Baa3*  Kenton County, KY Airport Board, (Delta Airlines
                     Project) 7.500% due 2/1/20 (a).........................    1,623,750
 1,000,000  A      Pendleton County, KY Multi-Lease Revenue, Series A,
                     6.500% due 3/1/19......................................    1,038,750
                                                                             ------------
                                                                                4,099,650
                                                                             ------------

                   See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                    January 31, 1997 (unaudited)

==========================================================================================
   FACE
  AMOUNT   RATING                SECURITY                                          VALUE
==========================================================================================
Louisiana -- 5.8%
$1,200,000  Baa3*  Lake Charles, LA Harbor & Terminal District & Port
                     Facilities Revenue, (Trunkline LNG Co. Project),
                     7.750% due 8/15/22 .................................... $  1,363,500
                   Port New Orleans, LA IDR:
                     Avondale Industries, Inc. Project:
 2,000,000  NR       8.250% due 6/1/04......................................    2,277,500
 3,000,000  NR       8.500% due 6/1/14......................................    3,465,000
 1,000,000  BB-    Continental Grain Company Project, 7.500% due
                     7/1/13 ................................................    1,071,250
 2,400,000  BB+    West Feliciana Parish, LA PCR, 8.000% due 12/1/24 .......    2,577,000
                                                                             ------------
                                                                               10,754,250
                                                                             ------------
Maine -- 0.4%
                   Maine State Housing Authority Mortgage Purchases:
   500,000  Aa*      Series C-2, 7.000% due 11/15/32 (a)....................      523,125
   170,000  Aa*      Series D-1, 8.300% due 11/15/28 (a)....................      173,825
                                                                             ------------
                                                                                  696,950
                                                                             ------------
Massachusetts -- 5.8%
 1,880,000  NR     Commonwealth of Massachusetts Health & Educational
                     Facilities Authority Revenue, North Adams State
                     College, (Pre-Refunded--Escrowed with U.S.
                     Government Securities to 7/1/99 Call @ 102),
                     9.625% due 12/1/18 (b) ................................    2,147,900
                   Commonwealth of Massachusetts Industrial Finance
                     Agency (S.E. Mass Project):
 1,700,000  NR       Series A, 9.000% due 7/1/15............................    1,916,750
 5,940,000  NR       Series B, 9.250% due 7/1/15 (a)........................    6,719,625
                                                                             ------------
                                                                               10,784,275
                                                                             ------------
Michigan -- 1.5%
 1,000,000  BBB    Detroit MI GO, Series A, (Pre-Refunded Escrowed
                     with U.S. Government Securities to 4/1/05 @ 101),
                     6.800% due 4/1/05 (b)..................................    1,130,000
 1,500,000  BBB+   Western Townships, MI Utility Revenue, Sewage
                     System, (Subject to Crossover Refunding 11/1/99 @
                     102), 8.300% due
                     1/1/19.................................................    1,590,000
                                                                             ------------
                                                                                2,720,000
                                                                             ------------
Minnesota -- 1.1%
 1,960,000  AA+    Minnesota HFA, Single-Family, Series H, 6.700% due
                     1/1/18 ................................................    2,060,450
                                                                             ------------
Mississippi -- 2.8%
                   Claiborne County, MS PCR, Series C:
 3,300,000  Ba1*     9.875% due 12/1/14.....................................    3,642,375
 1,500,000  BBB-     6.200% due 2/1/26......................................    1,471,875
                                                                             ------------
                                                                                5,114,250
                                                                             ------------

                   See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                    January 31, 1997 (unaudited)

==========================================================================================
   FACE
  AMOUNT   RATING                SECURITY                                          VALUE
==========================================================================================
New Hampshire -- 2.0%
                   New Hampshire State IDA, United Illuminating Co.:
$1,000,000  BBB-     Series A, 9.375% due 7/1/12 (a)........................ $  1,043,770
 2,500,000  BBB-     Series B, 10.750% due 10/1/12 (a)......................    2,663,325
                                                                             ------------
                                                                                3,707,095
                                                                             ------------
New Jersey -- 3.8%
 2,200,000  NR    New Jersey Educational Facilities, Fairleigh
                    Dickinson University, Series C, 6.625% due
                    7/1/23..................................................    2,156,000
                  New Jersey Health Care Facilities:
 1,885,000  Ba1*    Palisades Medical Center, Finance Authority
                    Revenue, 7.600% due 7/1/21..............................    1,943,906
 1,000,000  NR    Raritan Bay Medical Center, 7.250% due 7/1/27.............    1,047,500
 1,500,000  Baa*  Zurbrugg Memorial Hospital, Series C, 8.500% due
                    7/1/12 .................................................    1,547,790
   310,000  AAA   New Jersey Housing and Mortgage Finance Agency,
                    Home Buyer Revenue, Series E, MBIA-Insured,
                    7.650% due 10/1/16......................................      326,275
                                                                             ------------
                                                                                7,021,471
                                                                             ------------
New Mexico -- 0.8%
 1,420,000  AA    New Mexico Mortgage Finance Authority,
                    Single-Family Mortgage Program, Series B, 8.300%
                    due 3/1/20 (a) .........................................    1,489,225
                                                                             ------------
New York -- 9.3%
                  New York City, NY COP:
 4,715,000  BBB+    Series F, 6.625% due 2/15/25............................    4,838,768
 1,000,000  BBB+    Series H, 7.000% due 2/1/21.............................    1,065,000
                  New York City, NY GO Unlimited:
 3,000,000  BBB+    Series D, 6.000% due 2/15/25............................    2,913,750
 2,000,000  BBB+    Series H, 6.125% due 8/1/25.............................    1,975,000
 1,500,000  NR    New York City, NY IDA, Civil Facility Revenue,
                    7.500% due 8/1/26.......................................    1,494,375
 1,950,000  BB+   New York State Energy, Research & Development
                    Authority, Electric Facility Revenue, Long Island
                    Lighting Company, 7.150% due 12/1/20 (a)................    2,096,250
 2,750,000  NR    Port Authority of NY & NJ, Special Obligation
                    Revenue, 6.750% due 10/1/19 (a).........................    2,822,188
                                                                             ------------
                                                                               17,205,331
                                                                             ------------
North Carolina -- 3.5%
 1,750,000  A     Martin County, NC Industrial Facilities PCR,
                    6.800% due 5/1/24 (a)...................................    1,890,000
 2,300,000  BBB   North Carolina Eastern Municipal Power Agency,
                    Power Systems Revenue, Series B, 7.000% due 1/1/08 .....    2,532,875
 2,050,000  A     North Carolina Municipal Power Agency No. 1, Catawaba
                    Electric Revenue, 6.250% due 1/1/17.....................    2,065,375
                                                                             ------------
                                                                                6,488,250
                                                                             ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                    January 31, 1997 (unaudited)

==========================================================================================
   FACE
  AMOUNT   RATING                SECURITY                                          VALUE
==========================================================================================
Ohio -- 3.5%
$1,000,000  NR    Cleveland, OH Airport Special Revenue, Continental
                    Airlines Inc., 9.000% due 12/1/19 (a) .................. $  1,086,250
 1,000,000  NR    Cuyahoga County, OH Health Care Facilities, Judson
                    Retirement Community, Series A, 7.250% due
                    11/15/18 ...............................................    1,008,750
 1,500,000  BBB   Montgomery County, OH Health Systems Revenue,
                    Series B, 8.100% due
                    7/1/18..................................................    1,747,500
   400,000  AA    Ohio State Air Quality Authority, Cincinnati Gas &
                    Electric, Series A, 3.600% due
                    9/1/30(d)...............................................      400,000
 1,250,000  NR    Ohio State Solid Waste Revenue, 9.000%, due 6/1/21            1,275,000
 1,000,000  Baa3* Ohio Water Development Authority, PCR, Series A,
                    8.100% due 10/1/23 (a)..................................    1,061,250
                                                                             ------------
                                                                                6,578,750
                                                                             ------------
Pennsylvania -- 13.7%
 2,200,000  B-    Allegheny County, PA IDA, Special Facilities
                    Revenue, Series B, (U.S. Air Project), 8.500% due
                    3/1/21 (a)..............................................    2,367,750
                  Beaver County, PA IDA, PCR:
 2,000,000  BB      7.625% due 5/1/20.......................................    2,160,000
 2,500,000  BB      7.625% due 5/1/25.......................................    2,700,000
 1,500,000  NR    Delaware County, PA IDA, First Mortgage, White
                    Horse, (Pre-Refunded -- Escrowed with U.S.
                    Government Securities to 7/1/99 Call @ 103),
                    9.700% due 7/1/09 (b) ..................................    1,726,874
 3,000,000  BBB+  Lebanon County, PA Samaritan House, Series B,
                    (Pre-Refunded -- Escrowed with U.S. Government
                    Securities to 11/1/99 Call @ 102) 8.250% due
                    11/1/18 (b) ............................................    3,360,000
 2,500,000  A3*   Luzerne County, PA IDA, 7.125% due 12/1/22 (a)............    2,659,375
 2,000,000  Ba1*  Montgomery County, PA Higher Education & Health
                    Authority, (Pre-Refunded -- Escrowed with U.S.
                    Government Securities to 11/1/99 Call @ 102),
                    8.375% due 11/1/11 (b) .................................    2,250,000
   625,000  NR    Northumberland County, PA IDA Revenue, 6.875% due
                    2/1/03 .................................................      629,688
 1,500,000  AA+   Pennsylvania HFA, Series C, 6.900% due 4/1/25 (a) ........    1,582,500
 1,950,000  Baa*  Philadelphia, PA Gas Revenue, Series B,
                    6.400% due 11/15/16.....................................    2,001,188
 1,000,000  NR    Philadelphia, PA IDR, Host Marriott,
                    7.750% due 12/1/17 (a)..................................    1,062,500
 1,500,000  BB+   Scranton-Lackawanna, PA Health & Welfare Authority,
                    Mercy Health Systems, Series B, 8.500% due 7/1/20.......    1,633,125
 1,250,000  BBB+  Sharon, PA Regional Health Systems, (Project B),
                    6.875% due 12/1/22......................................    1,278,125
                                                                             ------------
                                                                               25,411,125
                                                                             ------------

                      See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                    January 31, 1997 (unaudited)

==========================================================================================
   FACE
  AMOUNT   RATING                SECURITY                                          VALUE
==========================================================================================
Puerto Rico -- 0.1%
$  200,000  A     Commonwealth of Puerto Rico, GO Bonds,
                    8.000% due 7/1/08....................................... $    212,750
                                                                             ------------
South Carolina -- 1.0%
   945,000  NR    Florence County, SC  IDR, 7.375% due 2/1/07...............      988,706
   875,000  NR    McCormick County, SC COP, 9.750% due 7/1/09...............      896,971
                                                                             ------------
                                                                                1,885,677
                                                                             ------------
South Dakota -- 1.1%
                  Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds:
   165,000  NR      7.000% due 7/1/99.......................................      166,444
 1,865,000  NR      7.500% due 7/1/13.......................................    1,892,975
                                                                             ------------
                                                                                2,059,419
                                                                             ------------
Tennessee -- 0.4%
   750,000  AAA   Knox County, TN Health, Education & Housing, FSA-Insured,
                    7.125% due 1/1/30 ......................................      813,750
                                                                             ------------
Texas -- 10.7%
 1,450,000  BBB    Alliance, TX Airport Authority Inc., (Federal Express
                     Corporation Project), 6.375% due 4/1/21 (a)............    1,459,062
   600,000  NR     Angelina County, TX Jail Facilities Financing
                     Corporation, Criminal Detention Center, Mortgage
                     Revenue Bonds, 9.750% due 8/1/09 (e)(f)................        6,000
                   Brazos River, TX PCR, (Collateral-Texas Utilities
                     Electric Company, Project A):
 1,000,000  BBB        9.875% due 10/1/17 (a)...............................    1,051,160
 2,000,000  BBB+       8.250% due 1/1/19 (a)................................    2,140,000
 1,155,000  A*     El Paso, TX Housing Finance Corporation, Single-Family
                     Mortgage Revenue, 8.750% due 10/1/11...................    1,248,844
 2,000,000  B      El Paso, TX International Airport Revenue Bonds,
                     (Marriott Corporation Project), 7.750% due 3/1/12......    2,072,500
 1,190,000  NR     Harris County, TX Industrial Development Corporation,
                     IDR, Continental Airlines Inc., 7.950% due 7/1/19 (a)..    1,190,464
   840,000  NR     La Salle County, TX Jail Facilities Financing
                     Corporation, Criminal Detention Center, Mortgage
                     Revenue Bonds, 9.750% due 8/1/09 (e)(f)................        8,400
                   Matagorda County, TX Navigation District No. 1, PCR,
                     (Houston Lighting & Power Company Project):
 1,000,000  AAA        MBIA-Insured, 6.100% due 7/1/28......................    1,023,750
 1,400,000  A2*        Series A, 7.875% due 2/1/19 (a)......................    1,467,382
 1,400,000  AA     North Central, TX Health Facilities Development
                     Project, Hospital Revenue Bonds, Baylor Health
                     Care Systems, Series 1992B,Variable Rate INFLOS,
                     7.970% due 5/15/08(g) .................................    1,508,500

                      See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                    January 31, 1997 (unaudited)

==========================================================================================
   FACE
  AMOUNT   RATING                SECURITY                                          VALUE
==========================================================================================
Texas -- 10.7% (continued)
                  Northgate Crossing, TX Municipals Utilities:
$1,000,000  NR      District 1, GO, 8.875% due 12/1/13...................... $    975,000
 1,000,000  NR      District 2, Special Tax, 8.875% due 12/1/13.............      975,000
   570,000  NR    Pecos County, TX Jail Facilities Financing Corporation,
                    Criminal Detention Center, Mortgage Revenue Bonds,
                    9.750% due 8/1/09 (e)(f)................................        5,700
                  Port Corpus Christi, TX Industrial Development
                    Corporation, Valero Refinancing and Marketing Company:
 2,500,000  BBB-      Series A, 10.250% due 6/1/17..........................    2,618,925
 2,000,000  BBB-      Series B, 10.625% due 6/1/08 (a)......................    2,098,180
                                                                             ------------
                                                                               19,848,867
                                                                             ------------
Utah -- 1.0%
 1,750,000  NR    Hurricane, UT Health Facilities Development
                    Revenue, (Mission Health Services Project),
                    10.500% due 7/1/20 .....................................    1,927,188
                                                                             ------------
Vermont -- 1.2%
 2,060,000  A1*   Vermont Housing Finance Agency, Home Mortgage,
                    Series B, 8.100% due 6/1/22 (a).........................    2,144,975
                                                                             ------------
West Virginia -- 0.7%
 2,500,000  NR    Marion County, WV County Commission, Solid Waste
                    Disposal Facility, 7.750% due 12/1/11 (a)...............    1,250,000
                                                                             ------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $176,063,743**).................................. $185,285,758
                                                                             ============

a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
b) Pre-Refunded bond escrowed by U.S. Government securities and bond escrowed to maturity by U.S. Government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
c)   Security segregated by Custodian for open market purchase commitment.
d) Variable rate obligation payable at par on demand at any time on more than seven days notice.
e)   Security is in default.
f)   Security has been valued by Fund's Board of Directors (See Note 5).
g) Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.
**   Aggregate cost for Federal income tax purposes is substantially the same.

              See pages 11 through 13 for definition of ratings and
                         certain security descriptions.

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                  Summary of Municipal Bonds by Combined Ratings
                                                                January 31, 1997
================================================================================

--------------------------------------------------------------------------------
                                   Standard &            Percent of
      Moody's        and/or          Poor's           Total Investments
--------------------------------------------------------------------------------

        Aaa                           AAA                     1.2%
        Aa                            AA                      4.4
         A                             A                      8.5
        Baa                           BBB                    40.8
        Ba                            BB                     12.8
         B                             B                      2.4
        NR                            NR                     29.9
                                                            -----
                                                            100.0%
                                                            =====
--------------------------------------------------------------------------------

                                                                    Bond Ratings
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B   -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and CCC speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B," and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposurers to adverse conditions.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                        Bond Ratings (continued)
================================================================================

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A       -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      -- Bonds that are rated "Ba" are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                           Security Descriptions
================================================================================

ABAG       -- Association of Bay Area Governors
AIG        -- American International Guaranty
AMBAC      -- AMBAC Indemnity Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
CONNIE LEE -- College Construction Loan Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed to Maturity
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FLAIRS     -- Floating Adjustable Interest Rate Securities
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Federal Savings Association
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PCR        -- Pollution Control Revenue
PSF        -- Permanent School Fund
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
SYCC       -- Structured Yield Curve Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
VA         -- Veterans Administration
VRWE       -- Variable Rate Wednesday Demand

[CLIP ART]                                       Municipal High Income Fund Inc.
                                 Statement of Assets and Liabilities (unaudited)
                                                                January 31, 1997
================================================================================

ASSETS:
   Investments, at value (Cost--$176,063,743) ..................  $ 185,285,758
   Cash ........................................................         13,994
   Receivable for securities sold ..............................         65,292
   Interest receivable .........................................      3,143,604
                                                                  -------------
   Total Assets ................................................    188,508,648
                                                                  -------------

LIABILITIES:
   Dividends payable ...........................................        328,445
   Investment advisory fees payable ............................         66,043
   Administration fees payable .................................         32,760
   Accrued expenses ............................................        138,090
                                                                  -------------
   Total Liabilities ...........................................        565,338
                                                                  -------------
Total Net Assets ...............................................  $ 187,943,310
                                                                  =============
NET ASSETS:
   Par value of capital shares .................................  $     196,599
   Capital paid in excess of par value .........................    182,673,658
   Undistributed net investment income .........................        383,119
   Accumulated net realized loss on security transactions ......     (4,532,081)
   Net unrealized appreciation of investments ..................      9,222,015
                                                                  -------------
Total Net Assets
   (Equivalent to $9.56 a share on 19,659,882 shares of
  $0.01 par value outstanding; 500,000,000 shares authorized) ..  $ 187,943,310
                                                                  =============


                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statement of Operations (unaudited)
                                     For the Three Months Ended January 31, 1997
================================================================================

INVESTMENT INCOME:
   Interest ...................................................    $  3,457,602
                                                                   ------------

EXPENSES:
   Investment advisory fees (Note 3) ..........................         189,608
   Administration fees (Note 3) ...............................          94,804
   Shareholder communications .................................          32,263
   Audit and legal ............................................          14,871
   Directors' fees ............................................          10,839
   Registration fees ..........................................           6,150
   Shareholder and system servicing fees ......................           5,809
   Pricing service fees .......................................           3,781
   Custody ....................................................           2,369
   Other ......................................................           1,865
                                                                   ------------
   Total Expenses .............................................         362,359
                                                                   ------------
Net Investment Income .........................................       3,095,243
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales ......................................      10,957,831
     Cost of securities sold ..................................      12,347,344
                                                                   ------------
   Net Realized Loss ..........................................      (1,389,513)
                                                                   ------------

   Change in Net Unrealized Appreciation of Investments:
     Beginning of period ......................................       7,240,580
     End of period ............................................       9,222,015
                                                                   ------------
   Increase in Net Unrealized Appreciation ....................       1,981,435
                                                                   ------------
Net Gain on Investments .......................................         591,922
                                                                   ------------
Increase in Net Assets From Operations ........................    $  3,687,165
                                                                   ============


                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
                         For the Three Months Ended January 31, 1997 (unaudited)
                                             and the Year Ended October 31, 1996
================================================================================

                                                        1997           1996
                                                        ----           ----
OPERATIONS:
   Net investment income ........................  $   3,095,243  $  12,398,843
   Net realized loss ............................     (1,389,513)      (205,983)
   Increase in net unrealized appreciation ......      1,981,435        153,751
                                                   -------------  -------------
   Increase in Net Assets From Operations .......      3,687,165     12,346,611
                                                   -------------  -------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
   Net investment income ........................     (3,047,282)   (12,090,828)
                                                   -------------  -------------
   Decrease in Net Assets From
  Distributions to Shareholders .................     (3,047,282)   (12,090,828)
                                                   -------------  -------------
Increase in Net Assets ..........................        639,883        255,783

NET ASSETS:
   Beginning of period ..........................    187,303,427    187,047,644
                                                   -------------  -------------
   End of period* ...............................  $ 187,943,310  $ 187,303,427
                                                   =============  =============

*Includes undistributed net investment income of:  $     383,119  $     335,158
                                                   =============  =============


                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                       Notes to Financial Statements (unaudited)
================================================================================

     1.   Significant Accounting Policies

     Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (h) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2.   Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SBMFM also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

[CLIP ART]                                       Municipal High Income Fund Inc.
                           Notes to Financial Statements (unaudited) (continued)
================================================================================

     4.   Investments

     For the three months ended January 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                        $12,453,550
--------------------------------------------------------------------------------
Sales                                                             10,957,831
================================================================================

     At January 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                    $11,213,081  *
Gross unrealized depreciation                                     (1,991,066) *
--------------------------------------------------------------------------------
Gross unrealized appreciation                                    $ 9,222,015  *
================================================================================

* Substantially the same for Federal income tax purposes.

     5.   Securities Valued by the Fund's Board of Directors

     Some of the Fund's investments are valued at the direction of the Fund's Board of Directors; these securities have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the securities. The table below shows the securities valued by the Fund's Board of Directors:

                                                                              Value as a
                                       Acquisition       Par      1/31/97     Percentage
     Security                              Date        Amount      Value     of Net Assets       Cost
=======================================================================================================
Angelina County, TX Jail Facilities
  Financing Corporation, Criminal
  Detention Center, Mortgage
  Revenue Bonds, 9.750%
  due 8/1/09*                            10/11/89     $600,000    $6,000        0.003%         $158,755
La Salle County, TX Jail Facilities
  Financing Corporation, Criminal
  Detention Center, Mortgage
  Revenue Bonds, 9.750%
  due 8/1/09*                            10/10/89      840,000     8,400        0.004           222,257
Pecos County, TX Jail Facilities
  Financing Corporation, Criminal
  Detention Center, Mortgage
  Revenue Bonds, 9.750%
  due 8/1/09*                            10/10/89      570,000     5,700        0.003           150,780
=======================================================================================================

* Security is in default.

[CLIP ART]                                       Municipal High Income Fund Inc.
                           Notes to Financial Statements (unaudited) (continued)
================================================================================

     6.   Capital Shares

     At January 31, 1997, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

     7.   Capital Loss Carryforwards

     At October 31, 1996, the Fund had, for Federal income tax purposes, approximately $3,142,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                                  2002               2003              2004
================================================================================

Carryforward Amounts           $2,667,000          $270,000          $205,000
================================================================================

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                            Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each period:

                                            1997(1)          1996         1995         1994         1993         1992
                                           ---------      ---------    ---------    ---------    ---------    ---------
Net Asset Value, Beginning
  of Period .............................  $    9.53      $    9.51    $    8.98    $    9.72    $    9.49    $    9.42
                                           ---------      ---------    ---------    ---------    ---------    ---------
Income (Loss) From Operations:
  Net investment income .................       0.16           0.63         0.64         0.65         0.67         0.70
  Net realized and unrealized gain (loss)       0.03           --           0.54        (0.72)        0.23         0.06
                                           ---------      ---------    ---------    ---------    ---------    ---------
Total Income (Loss) From Operations .....       0.19           0.63         1.18        (0.07)        0.90         0.76
                                           ---------      ---------    ---------    ---------    ---------    ---------
Less Distributions From:
  Net investment income .................      (0.16)         (0.61)       (0.65)       (0.65)       (0.67)       (0.69)
  Net realized gains ....................       --             --           --          (0.02)        --           --
                                           ---------      ---------    ---------    ---------    ---------    ---------
Total Distributions .....................      (0.16)         (0.61)       (0.65)       (0.67)       (0.67)       (0.69)
                                           ---------      ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of Period ..........  $    9.56      $    9.53    $    9.51    $    8.98    $    9.72    $    9.49
                                           ---------      ---------    ---------    ---------    ---------    ---------
Total Return, Based on
  Market Value ..........................       7.32%++       10.22%       14.17%      (10.11)%      17.76%        3.37%
                                           ---------      ---------    ---------    ---------    ---------    ---------
Total Return, Based on Net Asset
  Value .................................       1.99%++        7.39%       14.00%       (0.54)%       9.87%        8.59%
                                           ---------      ---------    ---------    ---------    ---------    ---------
Net Assets, End of Period (000s) ........  $ 187,943      $ 187,303    $ 187,048    $ 176,379    $ 188,294    $ 179,104
                                           =========      =========    =========    =========    =========    =========
Ratios to Average Net Assets:
  Expenses ..............................       0.76%+         0.77%        0.84%        0.84%        0.87%        0.87%
  Net investment income .................       6.53+          6.65         6.87         6.98         6.89         7.31
Portfolio Turnover Rate .................          6%            17%          18%          17%          13%          12%
Market Value, End of Period .............  $   9.500      $   9.000    $   9.000    $   8.250    $   9.875    $   9.125

----------
(1)  For the three months ended January 31, 1997 (unaudited).
++ Total return is not annualized as it may not be representative of the total return for the year.
+    Annualized.

[CLIP ART]                                       Municipal High Income Fund Inc.
                            Financial Data Per Share of Common Stock (unaudited)
================================================================================

                                                                      Dividend
  Record        Payable         NYSE        Net Asset    Dividend   Reinvestment
   Date          Date      Closing Price*     Value        Paid         Price
  ------        -------    -------------      -----        ----         -----
11/22/94      11/30/94         $8.125        $8.71       $0.0540       $8.34
12/22/94      12/31/94          8.125         8.84        0.0540        8.29
 1/24/95       1/31/95          8.625         8.99        0.0540        8.83
 2/21/95       2/28/95          8.750         9.13        0.0540        8.85
 3/24/95       3/31/95          8.875         9.25        0.0540        8.94
 4/21/95       4/30/95          9.000         9.32        0.0540        8.94
 5/25/95       5/31/95          8.875         9.44        0.0540        8.89
 6/23/95       6/30/95          8.750         9.44        0.0540        8.97
 7/25/95       7/28/95          8.875         9.39        0.0540        8.59
 8/22/95       8/25/95          8.875         9.33        0.0540        8.93
 9/26/95       9/29/95          8.875         9.43        0.0540        8.94
10/24/95      10/27/95          8.875         9.51        0.0540        8.79
11/20/95      11/24/95          8.750         9.49        0.0540        8.87
12/26/95      12/29/95          8.375         9.58        0.0510        8.60
 1/19/96       1/26/96          8.875         9.59        0.0510        8.88
 2/20/96       2/23/96          8.750         9.57        0.0510        8.86
 3/26/96       3/29/96          8.875         9.43        0.0510        8.86
 4/23/96       4/26/96          8.750         9.38        0.0510        8.90
 5/31/96       5/31/96          8.875         9.40        0.0510        8.85
 6/26/96       6/29/96          8.500         9.33        0.0510        8.79
 7/23/96       7/26/96          8.625         9.38        0.0510        8.82
 8/27/96       8/30/96          8.875         9.43        0.0510        8.90
 9/24/96       9/29/96          8.875         9.44        0.0510        9.00
10/22/96      10/25/96          9.000         9.48        0.0510        9.08
11/25/96      11/29/96          9.125         9.57        0.0510        9.23
12/23/96      12/27/96          9.375         9.55        0.0520        9.30
 1/28/97       1/31/97          9.375         9.53        0.0520        9.44

*As of Record Date.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                     Quarterly Results of Operations (unaudited)
================================================================================

                                                     Net Realized        Net Increase
                                      Net           and Unrealized        (Decrease)
               Investment         Investment          Gain (Loss)        in Net Assets
                 Income             Income          on Investments      From Operations
           -----------------  -----------------  -------------------  -------------------
 Quarter                Per                Per                  Per                  Per
  Ended       Total    Share     Total    Share     Total      Share      Total     Share
  -----       -----    -----     -----    -----     -----      -----      -----     -----
 1/31/95   $3,524,651  $0.18  $3,184,522  $0.16  $ 1,626,418  $ 0.08  $ 4,810,940  $ 0.24
 4/30/95    3,416,272   0.17   3,017,427   0.16    4,484,698    0.22    7,502,125    0.38
 7/31/95    3,578,666   0.18   3,178,309   0.16    2,188,738    0.11    5,367,047    0.27
10/31/95    3,496,188   0.18   3,103,201   0.16    2,468,031    0.13    5,571,232    0.29
 1/31/96    3,487,742   0.18   3,089,124   0.16    1,821,322    0.09    4,910,446    0.25
 4/30/96    3,405,211   0.17   3,035,493   0.15   (4,388,492)  (0.22)  (1,352,999)  (0.07)
 7/31/96    3,456,996   0.18   3,142,875   0.16      382,360    0.02    3,525,235    0.18
10/31/96    3,479,645   0.18   3,131,351   0.16    2,132,578    0.11    5,263,929    0.27
 1/31/97    3,457,602   0.18   3,095,243   0.16      591,922    0.03    3,687,165    0.19

                               ------------------

[CLIP ART]                                       Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)
================================================================================

     Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by the First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. Distributions with respect to Common Stock registered in the name of Smith Barney will automatically be reinvested by Smith Barney in additional shares under the Plan unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds 98% of net asset value per share at the time shares are valued for determining the number of shares equivalent to the cash dividend or capital gains distribution, participants will be issued shares of Common Stock valued at the greater of (i) 98% of net asset value per share or (ii) 95% of the then current market price. If 98% of the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, as soon as practicable after the record date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds 98% of their net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at 98% of the net asset value per share. In this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with the reinvestment of dividends or capital gains distributions.

[CLIP ART]                                       Municipal High Income Fund Inc.
                              Dividend Reinvestment Plan (unaudited) (continued)
================================================================================

     The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be a $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     A current prospectus may be obtained by contacting a Smith Barney Financial Consultant. Information concerning the Plan may be obtained from First Data at
(800) 331-1710.

                          -----------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of January 31, 1997, the Fund has not repurchased any shares.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                          Management of the Fund
================================================================================

Directors

Charles F. Barber
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

Smith Barney Mutual Funds
Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian

PNC Bank, N.A.
17th and Chestnut Street
Philadelphia, Pennsylvania 19103

                                   [CLIP ART]


This report is sent to shareholders of Municipal High Income Fund Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                              388 Greenwich Street
                               New York, NY 10013
                                 (212) 723-9218

                                  FD01095 3/97